SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 15, 2003
                                                       -----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



DELAWARE                   File No. 1-8989           13-3286161
------------------         ---------------           ----------------------
(State or other            (Commission File          (IRS Employer
jurisdiction of            Number)                   Identification
incorporation)                                       Number)



                  383 Madison Avenue, New York, New York 10179
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)



    Registrant's telephone number, including area code:    (212) 272-2000
                                                           --------------



                                 Not Applicable
                 ----------------------------------------------
          (former name or former address, if changed since last report)

Item 5.     Other Events
            ------------

      Filed herewith is a copy of The Bear Stearns Companies Inc. Press Release, dated December 15, 2003, announcing its regular quarterly cash dividend on its outstanding shares of Adjustable Rate Cumulative Preferred Stock, Series A, 6.15% Cumulative Preferred Stock, Series E, 5.72% Cumulative Preferred Stock, Series F and 5.49% Cumulative Preferred Stock, Series G. In addition, filed herewith is a copy of The Bear Stearns Companies Inc. Press Release, dated December 15, 2003 announcing that it has called for redemption all of its outstanding Adjustable Rate Cumulative Preferred Stock, Series A for a redemption value of $23,962,500.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

            (a)   Financial Statements of Businesses Acquired:

                  Not applicable.

            (b)   Pro Forma Financial Information:

                  Not applicable.

            (c)   Exhibits:

                  (99.1) Press Release, dated December 15, 2003.

                  (99.2) Press Release, dated December 15, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By:  /s/ Marshall J Levinson
                                           ------------------------------
                                           Marshall J Levinson Controller
                                           (Principal Accounting Officer)

Dated:  December 17, 2003

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.      Description
-----------      -----------

(99.1)           Press Release, dated December 15, 2003.

(99.2)           Press Release, dated December 15, 2003.